Exhibit 99

MHR CAPITAL PARTNERS MASTER ACCOUNT LP

By:      MHR Advisors LLC,
         its General Partner

By:      /s/ Hal Goldstein
         ----------------------
         Name:   Hal Goldstein
         Title:  Vice President

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

MHR ADVISORS LLC

By:      /s/ Hal Goldstein
         ----------------------
         Name:   Hal Goldstein
         Title:  Vice President

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019



MHR INSTITUTIONAL PARTNERS LP

By:      MHR Institutional Advisors LLC,
         its General Partner

By:      /s/ Hal Goldstein
         ----------------------
         Name:   Hal Goldstein
         Title:  Vice President

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

MHR INSTITUTIONAL ADVISORS LLC

By:      /s/ Hal Goldstein
         ----------------------
         Name:   Hal Goldstein
         Title:  Vice President

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

MHR INSTITUTIONAL PARTNERS IIA LP

By:      MHR Institutional Advisors II LLC,
         its General Partner

By:      /s/ Hal Goldstein
         ----------------------
         Name:   Hal Goldstein
         Title:  Vice President

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019


MHR INSTITUTIONAL ADVISORS II LLC

By:      /s/ Hal Goldstein
         ----------------------
         Name:   Hal Goldstein
         Title:  Vice President

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

MHR INSTITUTIONAL PARTNERS III LP

By:      MHR Institutional Advisors III LLC,
         its General Partner

By:      /s/ Hal Goldstein
         ----------------------
         Name:   Hal Goldstein
         Title:  Vice President

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

MHR INSTITUTIONAL ADVISORS III LLC

By:      /s/ Hal Goldstein
         ----------------------
         Name:   Hal Goldstein
         Title:  Vice President

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019


MHR FUND MANAGEMENT LLC

By:      /s/ Hal Goldstein
         ----------------------
         Name:   Hal Goldstein
         Title:  Vice President

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019